UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ANAVEX LIFE SCIENCES CORP.

(Name of Registrant as Specified In Its Charter)

PVG ASSET MANAGEMENT CORPORATION

PATRICK S. ADAMS

JASON KOLBERT

RALF VON ZIEGESAR

RENE MORA

JOHN BORIS

CURTIS HOGUE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PVG Asset Management Corporation (“PVG”), together with the other participants named herein, has filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GOLD Universal Proxy Card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from stockholders of Anavex Life Sciences Corp. (Nasdaq: AVXL) (the “Company”) for the Company’s 2026 annual meeting of stockholders, including any adjournments, postponements, continuations, reschedulings or any other meeting held in lieu thereof (the “2026 Annual Meeting”).

On September 17, 2026, PVG issued the following press release:

Glass Lewis Recommends Anavex Stockholders Vote the GOLD Universal Proxy Card,

Citing “Functionally Inert Stewardship” in Support of PVG Asset Management’s Call for Change

-- Proxy advisor recommends voting “FOR” two of PVG’s director nominees and “AGAINST” two incumbent director nominees including the board’s current chair on the GOLD Universal Proxy Card –

-- PVG encourages stockholders to vote to elect all six of its director nominees by voting the

GOLD Universal Proxy Card to help the Company realize the full potential of its valuable assets --

CENTENNIAL, Colo., Sept. 17, 2026 (GLOBE NEWSWIRE) – PVG Asset Management Corp. (“PVG”), a stockholder of 337,663 shares of Anavex Life Sciences Corp. (NASDAQ: AVXL) (“Anavex” or the “Company”), announced that leading independent proxy advisory firm Glass Lewis & Co. (“Glass Lewis”) recommended that AVXL stockholders vote the GOLD Universal Proxy Card at the Company’s September 24, 2026 annual meeting.

In addition, Glass Lewis recommended that stockholders vote “FOR” the election of PVG director nominees Curtis Hogue and Jason Kolbert to the Company’s board of directors and “AGAINST” incumbent director and Chairperson Jiong Ma and incumbent director Claus van der Velden on the GOLD Universal Proxy Card.

Glass Lewis, in its recent Anavex report(1): also:

●	Stated, “the balance of available factors fundamentally suggests the incumbent board’s oversight has been measurably ineffective, and that further accountability is warranted at this time.”

●	Added, “PVG credibly establishes that functionally inert stewardship by long-serving board members directly contributed to strategic turbulence, executive tumult, regulatory lapses, structural weaknesses and persistent and material downside performance.”

●	Found that “the current board remains uniquely and heavily insulated from its own errant stewardship…. Recent losses thus arguably seem to have had a de minimis impact on the current Anavex slate, notably including culpable, long-serving directors who hold sway over substantially all critical oversight functions.”

●	Observed, that for incumbent director nominees Ma and van der Velden, “neither candidate appears to have substantive life sciences credentials … both appear to have tech-weighted backgrounds that do not clearly align with the Company’s current strategic needs or clinical priorities.”

●	Suggested removing “Ma and van der Velden in favor of novel candidates with more relevant expertise, fresh perspectives and, critically, no evident responsibility for the circumstances giving rise to Anavex’s strategic missteps, regulatory headwinds, dubious governance architecture and substantial trading declines.”

●	Stated, “the board formed an open-ended committee with a lopsided mandate, terminated the former CEO, elevated an interim executive with operational familiarity but questionably robust expertise, hit a cascade of recently resolved regulatory stumbling blocks and impinged on the Company’s capital raising alternatives at a critical juncture.”

●	Reasoned that “alternate candidates with more direct industry and capital markets expertise would represent a positive shift relative to the status quo.”

●	Noted that the current board’s critique of PVG director nominees “lands awkwardly next to the observed expertise of several targeted Anavex incumbents, ultimately striking an off-key ‘rules for thee, not for me’ chord,” adding, several alternate nominees do appear to offer prospectively valuable biotechnology and capital markets expertise.”

(1) Permission to use quotations from Glass Lewis was neither sought nor obtained. Emphasis added by PVG.

“We believe Glass Lewis surgically dismantled Anavex directors’ defense of our case for change, reinforcing our view that time is of the essence for refreshment of the entire board by electing all six of PVG’s director nominees,” said Patrick S. Adams, President of PVG Asset Management Corporation. “In recommending that stockholders vote against incumbents Ma and van der Velden, who have already served five and eight years as independent Anavex directors, we are persuaded that Glass Lewis recognized the current board’s recent half-measures have been too little, too late.

“Glass Lewis also highlighted the reality that one current director owns AVXL stock totaling just 5,000 shares, the balance of the current board’s beneficial ownership position is in the form of underwater options, and three of the company’s director nominees have no economic exposure to Anavex at all,” Adams added. “Stockholders should insist that this board finally have skin in the game and elect all six PVG nominees, who are committed to requiring meaningful stock ownership for all directors and officers as part of our plan to restore and maximize shareholder value.”

PVG believes Anavex requires a new Board to provide appropriate oversight, as well as an experienced biotechnology CEO capable of restoring credibility with investors, securing the capital necessary to advance key clinical programs, and creating long-term value for all stockholders.

PVG encourages all stockholders to carefully review its proxy materials and vote the GOLD Universal Proxy Card to elect PVG’s six nominees at the 2026 Annual Meeting.

For additional information regarding PVG’s campaign for change at Anavex, please visit: www.AnavexVotePVG.com.

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of PVG Group’s proxy materials, please contact:

1055 Washington Boulevard, Suite 520

Stamford, CT 06901

Stockholders may call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

E-mail: proxy@investor-com.com

Participants in the Solicitation

The participants in PVG’s solicitation of proxies are PVG Asset Management Corporation, Patrick S. Adams, Jason Kolbert, Ralf von Ziegesar, Rene Mora, John Boris and Curtis Hogue (collectively, the “Participants”). Information concerning the identity of the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is included in PVG’s Definitive Proxy Statement and related SEC filings.

Forward-Looking Statements

This release and any related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are not historical facts, including statements regarding PVG’s plans, objectives, beliefs, strategies and expectations relating to the 2026 Annual Meeting, the proxy solicitation, the Company, the Company Board of Directors, the PVG nominees, stockholder value and the potential outcome of PVG’s solicitation.

These statements may be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “may,” “will,” “would,” “could,” “should” and similar expressions, or the negative thereof. Actual results may differ materially from those projected or contemplated by these forward-looking statements due to various risks and uncertainties, including those described in applicable filings made by the Company and PVG with the SEC.

Stockholders are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. PVG and the Participants do not undertake any obligation to update or revise any forward-looking statements, except as required by applicable law.

Important Additional Information and Where to Find It

PVG, together with the other Participants, has filed a definitive proxy statement on Schedule 14A and accompanying GOLD Universal Proxy Card with the SEC in connection with the solicitation of proxies from stockholders of the Company relating to the 2026 Annual Meeting.

STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GOLD UNIVERSAL PROXY CARD, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS FILED BY PVG WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

The Definitive Proxy Statement, GOLD Universal Proxy Card and other relevant materials filed by PVG with the SEC are available at no charge at the SEC’s website at https://www.sec.gov/.

Contact:

Patrick S. Adams

PVG Asset Management Corporation

Padams@pvgasset.com